CONSENT AGREEMENT

This Agreement made this 3rd day of December, 1997, by and between

Stephen S. Freedman, an individual doing business as Value America, with a principal place of business at 5115 Vernon Ridge Drive, Dunwoody, GA 30338 (hereinafter referred to as "Freedman"); and

Value America, Inc., a corporation of Virginia, having its principal place of business at 2300 Commonwealth Drive, Charlottesville, VA 22901, (hereinafter referred to as "VA-Virginia");

Whereas, Freedman is the owner of U.S. Registration No. 1,964,038 for the mark Value America for preparing and disseminating advertising matter, including direct mail advertising; and

Whereas, VA-Virginia desires to use the mark Value America for an Internet retail store; and

Whereas, VA-Virginia is the applicant for registration of the marks listed in Appendix A; and

Whereas, VA-Virginia recognizes the validity of Freedman's registered mark and wishes to avoid an conflict therewith,

Now, therefore, in consideration of the sum of One Dollar and other good and valuable consideration, it is agreed as follows:

1.  VA-Virginia recognizes the validity of Freedman's registered mark.

2. Freedman believes there is no likelihood of confusion or conflict between the use of the trademark Value America by Freedman for preparing and disseminating advertising matter, including direct mail advertising, and by VA-Virginia in connection with the operation of an Internet retail store.

3. Freedman consents to the use and registration by VA-Virginia of the trademark Value America in the applications listed in Appendix A, for use in connection with the operation of an Internet retail store.

4. Freedman will take no action to interfere with the use of Value America by VA-Virginia for an Internet retail store nor with the registration of the applications listed in Appendix A.

5. Freedman hereby withdraws his request for an extension of time to file an opposition with respect to application SERIAL NO.: 75-100,961, FILED May 1, 1996.

In witness whereof, the parties hereto set their hands and seals hereto on the date first written above.

Witness:

/s/ Paige Coker                           /s/ Stephen S. Freedman
-------------------------                 -------------------------
                                          Stephen S. Freedman

Attest:                                   Value America, Inc., a corporation of
                                          Virginia

/s/ Dean M. Johnson                       /s/ Rex Scatena
-------------------------                 --------------------------
                                          By: Rex Scatena, President

                                 ACKNOWLEDGMENT

State of George)  ss.:
County of Dekalb)

On this 8th day of December, 1997, before me personally came Stephen S. Freedman, to me known to be the individual described in and who executed the foregoing instrument, and he acknowledged execution of the same.

Jamie G. Hornbuckle
--------------------
A Notary Public          Notary Public, Dekalb, County Georgia
                         My Commission Expires Sept. 14, 1999

                                 ACKNOWLEDGMENT

Commonwealth of Virginia ) ss.:
County of "Albemarle"    )

On this 3rd day of December, 1997, before me personally Dean M. Johnson, and this person acknowledged under oath, to my satisfaction, that he is the Secretary of Value America, Inc., a corporation of Virginia; that he is the attesting witness to the signing of this instrument by Rex Scatena, who is the President of Value America, Inc., that this document was signed and delivered by the corporation as its voluntary act duly authorized by proper resolution of its Board of Directors; that he knows the proper seal of the corporation which was affixed to this instrument, and that he signed this proof to attest to the truth of these facts.

                                                Dean M. Johnson
                                                --------------------------
                                                ATTESTING WITNESS
/s/ Sandra T. Watson
-----------------------

A Notary Public   My commission expires 12/31/98

Approved as to form by:


/s/ Barry H. Freedman      ,    Dated: December 4, 1997
----------------------------
Barry H. Freedman, Esq.
Attorney for Stephen S. Freedman

/s/ Rex Scatena             ,   Dated: December 3, 1997
-----------------------------
Rex Scatena, Esq.
Attorney for Value America, Inc.

                                   APPENDIX A

SERIAL NO.: 75-143,138
FILED:  July 12, 1996
VALUE AMERICA THE LIVING STORE!  and Design
GOODS/SERVICES: MULTIMEDIA AND PRODUCT DEMONSTRATIONS USING NARRATION, PHOTOGRAPHY, MUSIC, GRAPHICS AND ANIMATION TO CREATE DEMONSTRATIONS THAT ARE EDUCATIONAL AND ENTERTAINING
INTL CLASS: 35 (Advertising & Business Services)

SERIAL NO.: 75-143,137
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE!  and Design
GOODS/SERVICES: RETAIL AND WHOLESALE DISTRIBUTORSHIPS FEATURING A WIDE VARIETY OF CONSUMER PRODUCTS RENDERED BY MEANS OF GLOBAL COMPUTER COMMUNICATIONS NETWORKS FEATURING INTERACTIVE DATA BASE PROGRAMMING AND MULTIMEDIA PRODUCT DEMONSTRATIONS
INTL CLASS: 35  (Advertising & Business Services)

SERIAL NO.: 75-143,136
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE! and Design GOODS/SERVICES: RECORDING, SOUND AND IMAGE REPRODUCTION-RECORDED NARRATION, AND MUSIC FOR PRODUCT PRESENTATIONS AND TESTIMONIALS; IMAGE CREATION AND REPRODUCTION TO SUPPORT SALE OF CONSUMER PRODUCTS ON THE INTERNET; VIDEO DEMONSTRATIONS OF CONSUMER PRODUCTS INTL CLASS:
9 (Electrical & Scientific Apparatus)

SERIAL NO.: 75-133,409
FILED: July 12, 1996
VALUE AMERICA THE LIVING STORE! and Design
GOODS/SERVICES: PROVIDING TELECOMMUNICATIONS CONNECTED TO GLOBAL COMPUTER NETWORKS INCLUDING HOSTING AND CONNECTIVITY VIA TELEPHONY, COAXIAL AND/OR DIGITAL SATELLITE
INTL CLASS: 38(Communications Services)

SERIAL NO.: 75-100,961
FILED: May 1, 1996
PUBLISHED:  September 2, 1997
VALUE AMERICA
GOODS/SERVICES: RETAIL AND WHOLESALE DISTRIBUTORSHIPS FEATURING A WIDE VARIETY OF CONSUMER PRODUCTS RENDERED BY MEANS OF GLOBAL COMPUTER COMMUNICATIONS NETWORKS FEATURING INTERACTIVE DATA BASE PROGRAMMING AND MULTIMEDIA PRODUCT DEMONSTRATIONS
INTL CLASS:  35(Advertising & Business Services)

SERIAL NO.: 75-099,776
FILED: May 1, 1996
VALUE AMERICA
GOODS/SERVICES: (INT. CL.9) PRERECORDED MUSICAL AND NARRATED SOUND AND VIDEO RECORDINGS FOR PRODUCT PRESENTATIONS AND TESTIMONIALS (INT. CL.35) VIDEO DEMONSTRATIONS OF CONSUMER PRODUCTS; PHOTOGRAPHIC IMAGE REPRODUCTION; CREATION AND DISSEMINATION OF ADVERTISEMENTS TO SUPPORT SALES OF CONSUMER PRODUCTS ON GLOBAL COMPUTER NETWORKS (INT. CL. 40) VIDEO DEMONSTRATIONS OF CONSUMER PRODUCTS; PHOTOGRAPHIC IMAGE REPRODUCTION; CREATION AND DISSEMINATION OF ADVERTISEMENTS TO SUPPORT SALES OF CONSUMER PRODUCTS ON GLOBAL COMPUTER NETWORKS (INTL. CL. 41) AUDIO AND VIDEO RECORDING
INTL CLASS:  9  (Electrical & Scientific Apparatus)
            35  (Advertising & Business Services)
            40  (Material Treatment Services)
            41  (Education & Entertainment Services)


SERIAL NO.: 75-099,775
FILED:  May 1, 1996
VALUE AMERICA
GOODS/SERVICES: MULTIMEDIA AND VIDEO PRODUCT DEMONSTRATIONS USING NARRATION, PHOTOGRAPHY, MUSIC, GRAPHICS AND ANIMATION TO CREATE DEMONSTRATIONS THAT ARE EDUCATIONAL AND ENTERTAINING
INTL CLASS: 35 (Advertising & Business Services)